Exhibit 99.3

The	Reclassification of	For the Years Ended
Chubb	Property and Casualty	2001-2004
Corporation	Underwriting Results

This report is for informational purposes only. It should be read in conjunction with documents filed by
The Chubb Corporation with the Securities and Exchange Commission, including the most recent
Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE CHUBB CORPORATION

Beginning with the first quarter of 2005, the reporting format for property and casualty underwriting results by line of business has been changed to more closely reflect the way the business is now managed. The new reporting format provides additional clarity in that all Professional Liability business is now reported in one line within Chubb Specialty Insurance, all commercial business is now reported in Chubb Commercial Insurance and Reinsurance Assumed (Chubb Re) is now reported as a separate business unit. For additional information, see the first quarter 2005 earnings release.

Property and casualty underwriting results for the years 2001 through 2004 presented herein have been reclassified to conform to the new reporting format.

Definitions of Key Terms

Underwriting Income (Loss)

Management evaluates underwriting results separately from investment results. The underwriting operations consist of four separate business units: personal insurance, commercial insurance, specialty insurance and reinsurance assumed. Performance of the business units is based on statutory underwriting results. Statutory accounting principles differ in certain respects from generally accepted accounting principles (GAAP). Under statutory accounting principles, policy acquisition and other underwriting expenses are recognized immediately, not at the time premiums are earned. Statutory underwriting income (loss) is arrived at by reducing premiums earned by losses and loss expenses incurred and statutory underwriting expenses incurred.

Management uses underwriting results determined in accordance with GAAP, among other measures, to assess the overall performance of the underwriting operations. To convert statutory underwriting results to a GAAP basis, policy acquisition expenses are deferred and amortized over the period in which the related premiums are earned. Underwriting income (loss) determined in accordance with GAAP is defined as premiums earned less losses and loss expenses incurred and GAAP underwriting expenses incurred.

Combined Loss and Expense Ratio or Combined Ratio

The combined loss and expense ratio, expressed as a percentage, is the key measure of underwriting profitability. Management uses the combined loss and expense ratio calculated in accordance with statutory accounting principles applicable to property and casualty insurance companies to evaluate the performance of the underwriting operations. It is the sum of the ratio of losses and loss expenses to premiums earned (loss ratio) plus the ratio of statutory underwriting expenses to premiums written (expense ratio) after reducing both premium amounts by dividends to policyholders.

THE CHUBB CORPORATION — WORLDWIDE
RECLASSIFICATION OF PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2004 AND 2003
(MILLIONS OF DOLLARS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2004	2003	2004	2003	2004	2003	2004	2003
Net Premiums Written	$629.1	$590.0	$1,950.9	$1,777.1	$535.5	$501.3	$3,115.5	$2,868.4
Increase (Decrease) in Unearned Premiums	21.5	30.3	85.3	106.7	11.7	23.3	118.5	160.3

Net Premiums Earned	607.6	559.7	1,865.6	1,670.4	523.8	478.0	2,997.0	2,708.1

Net Losses Paid	368.2	354.2	1,004.4	988.7	280.0	226.7	1,652.6	1,569.6
Increase (Decrease) in Outstanding Losses	35.8	35.9	86.3	83.0	55.7	47.8	177.8	166.7

Net Losses Incurred	404.0	390.1	1,090.7	1,071.7	335.7	274.5	1,830.4	1,736.3

Expenses Incurred	168.9	172.2	640.0	614.8	170.6	168.4	979.5	955.4
Dividends Incurred	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Statutory Underwriting Income (Loss)	$34.7	$(2.6)	$134.9	$(16.1)	$17.5	$35.1	$187.1	$16.4

Ratios After Dividends to Policyholders:
Loss	66.5%	69.7%	58.5%	64.2%	64.1%	57.4%	61.1%	64.1%
Expense	26.8	29.2	32.8	34.6	31.9	33.6	31.4	33.3

Combined	93.3%	98.9%	91.3%	98.8%	96.0%	91.0%	92.5%	97.4%

Premiums Written as a % of Total	5.2%	5.3%	16.2%	16.1%	4.5%	4.5%	25.9%	25.9%

The Property and Casualty underwriting results above reflect certain reclassifications to conform with the 2005 presentation. The worldwide totals are not affected.

THE CHUBB CORPORATION — WORLDWIDE
RECLASSIFICATION OF PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2004 and 2003
(MILLIONS OF DOLLARS)

					Commercial		Commercial
	Commercial		Commercial		Workers'		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial
	2004	2003	2004	2003	2004	2003	2004	2003	2004	2003
Net Premiums Written	$1,301.7	$1,188.4	$1,682.5	$1,476.0	$881.5	$749.0	$1,072.9	$1,054.9	$4,938.6	$4,468.3
Increase (Decrease) in Unearned Premiums	43.6	75.4	89.1	133.2	46.4	87.4	(6.7)	31.8	172.4	327.8

Net Premiums Earned	1,258.1	1,113.0	1,593.4	1,342.8	835.1	661.6	1,079.6	1,023.1	4,766.2	4,140.5

Net Losses Paid	518.5	654.9	737.9	607.6	304.2	282.4	429.5	558.3	1,990.1	2,103.2
Increase (Decrease) in Outstanding Losses	23.9	(59.9)	269.6	415.5	244.8	166.1	(19.9)	17.3	518.4	539.0

Net Losses Incurred	542.4	595.0	1,007.5	1,023.1	549.0	448.5	409.6	575.6	2,508.5	2,642.2

Expenses Incurred	438.6	437.7	446.2	417.4	197.1	176.6	372.6	367.1	1,454.5	1,398.8
Dividends Incurred	0.0	0.0	0.0	0.0	25.9	19.0	0.0	0.0	25.9	19.0

Statutory Underwriting Income (Loss)	$277.1	$80.3	$139.7	$(97.7)	$63.1	$17.5	$297.4	$80.4	$777.3	$80.5

Ratios After Dividends to Policyholders:
Loss	43.1%	53.5%	63.3%	76.2%	67.8%	69.8%	37.9%	56.3%	52.9%	64.1%
Expense	33.7	36.8	26.5	28.3	23.1	24.2	34.8	34.8	29.6	31.5

Combined	76.8%	90.3%	89.8%	104.5%	90.9%	94.0%	72.7%	91.1%	82.5%	95.6%

Premiums Written as a % of Total	10.8%	10.8%	14.0%	13.3%	7.3%	6.8%	8.9%	9.5%	41.0%	40.4%

The Property and Casualty underwriting results above reflect certain reclassifications to conform with the 2005 presentation. The worldwide totals are not affected.

The Property and Casualty underwriting results for 2004 include the effect of net losses of $75.0 million related to asbestos claims. Excluding the effect of asbestos losses, the combined loss and expense ratio was 74.4% for Multiple Peril, 86.9% for Casualty and 80.9% for Total Commercial.

The Property and Casualty underwriting results for 2003 include the effect of net losses of $250.0 million related to asbestos claims. Excluding the effect of the asbestos losses, the combined loss and expense ratio was 85.9% for Casualty and 89.5% for Total Commercial.

THE CHUBB CORPORATION — WORLDWIDE
RECLASSIFICATION OF PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2004 AND 2003
(MILLIONS OF DOLLARS)

	Professional				Total
	Liability		Surety		Specialty
	2004	2003	2004	2003	2004	2003
Net Premiums Written	$2,654.3	$2,561.6	$205.8	$185.7	$2,860.1	$2,747.3
Increase (Decrease) in Unearned Premiums	88.9	188.6	9.2	18.1	98.1	206.7

Net Premiums Earned	2,565.4	2,373.0	196.6	167.6	2,762.0	2,540.6

Net Losses Paid	1,117.7	1,059.2	4.6	84.2	1,122.3	1,143.4
Increase (Decrease) in Outstanding Losses	1,139.1	936.0	28.5	(81.0)	1,167.6	855.0

Net Losses Incurred	2,256.8	1,955.2	33.1	3.2	2,289.9	1,998.4

Expenses Incurred	637.2	622.0	81.1	67.4	718.3	689.4

Dividends Incurred	0.0	0.0	3.5	3.8	3.5	3.8

Statutory Underwriting Income (Loss)	$(328.6)	$(244.2)	$78.9	$93.2	$(249.7)	$(151.0)

Ratios After Dividends to Policyholders:

Loss	88.0%	84.1%	17.1%	2.0%	83.0%	78.8%
Expense	24.0	24.3	40.1	37.0	25.2	25.1

Combined	112.0%	108.4%	57.2%	39.0%	108.2%	103.9%

Premiums Written as a % of Total	22.0%	23.1%	1.7%	1.7%	23.7%	24.8%

The Property and Casualty underwriting results above reflect certain reclassifications to conform with the 2005 presentation. The worldwide totals are not affected.

THE CHUBB CORPORATION — WORLDWIDE
RECLASSIFICATION OF PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2004 AND 2003
(MILLIONS OF DOLLARS)

	Total		Reinsurance		Worldwide
	Insurance		Assumed		Total
	2004	2003	2004	2003	2004	2003
Net Premiums Written	$10,914.2	$10,084.0	$1,138.7	$983.9	$12,052.9	$11,067.9
Increase (Decrease) in Unearned Premiums	389.0	694.8	28.2	190.6	417.2	885.4

Net Premiums Earned	10,525.2	9,389.2	1,110.5	793.3	11,635.7	10,182.5

Net Losses Paid	4,765.0	4,816.2	268.4	171.4	5,033.4	4,987.6
Increase (Decrease) in Outstanding Losses	1,863.8	1,560.7	423.7	318.9	2,287.5	1,879.6

Net Losses Incurred	6,628.8	6,376.9	692.1	490.3	7,320.9	6,867.2

Expenses Incurred	3,152.3	3,043.6	363.6	312.7	3,515.9	3,356.3

Dividends Incurred	29.4	22.8	0.0	0.0	29.4	22.8

Statutory Underwriting Income (Loss)	$714.7	$(54.1)	$54.8	$(9.7)	769.5	(63.8)

Increase in Deferred Acquisition Costs					76.6	168.3

GAAP Underwriting Income					$846.1	$104.5

Ratios After Dividends to Policyholders:

Loss	63.1%	68.1%	62.4%	61.8%	63.1%	67.6%
Expense	29.0	30.2	31.9	31.8	29.2	30.4

Combined	92.1%	98.3%	94.3%	93.6%	92.3%	98.0%

Premiums Written as a % of Total	90.6%	91.1%	9.4%	8.9%	100.0%	100.0%

The Property and Casualty underwriting results above reflect certain reclassifications to conform with the 2005 presentation. The worldwide totals are not affected.

The Property and Casualty underwriting results for 2004 include the effect of net losses of $75.0 million related to asbestos claims. Excluding the effect of asbestos losses, the combined loss and expense ratio was 91.4% for Total Insurance and 91.7% for Worldwide Total.

The Property and Casualty underwriting results for 2003 include the effect of net losses of $250.0 million related to asbestos claims. Excluding the effect of the asbestos losses, the combined loss and expense ratio was 95.6% for Total Insurance and 95.5% for Worldwide Total.

THE CHUBB CORPORATION — WORLDWIDE
RECLASSIFICATION OF PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2004 AND 2003
(MILLIONS OF DOLLARS)

					Worldwide
	United States		Foreign		Total
	2004	2003	2004	2003	2004	2003
Net Premiums Written	$9,885.4	$9,134.4	$2,167.5	$1,933.5	$12,052.9	$11,067.9
Increase (Decrease) in Unearned Premiums	353.7	780.1	63.5	105.3	417.2	885.4

Net Premiums Earned	9,531.7	8,354.3	2,104.0	1,828.2	11,635.7	10,182.5

Net Losses Paid	4,481.3	4,580.4	552.1	407.2	5,033.4	4,987.6
Increase (Decrease) in Outstanding Losses	1,565.2	1,236.0	722.3	643.6	2,287.5	1,879.6

Net Losses Incurred	6,046.5	5,816.4	1,274.4	1,050.8	7,320.9	6,867.2

Expenses Incurred	2,795.7	2,685.8	720.2	670.5	3,515.9	3,356.3

Dividends Incurred	29.4	22.8	0.0	0.0	29.4	22.8

Statutory Underwriting Income (Loss)	$660.1	$(170.7)	$109.4	$106.9	769.5	(63.8)

Increase in Deferred Acquisition Costs					76.6	168.3

GAAP Underwriting Income					$846.1	$104.5

Ratios After Dividends to Policyholders:

Loss	63.6%	69.8%	60.6%	57.5%	63.1%	67.6%
Expense	28.4	29.5	33.2	34.7	29.2	30.4

Combined	92.0%	99.3%	93.8%	92.2%	92.3%	98.0%

Premiums Written as a % of Total	82.0%	82.5%	18.0%	17.5%	100.0%	100.0%

THE CHUBB CORPORATION — WORLDWIDE
RECLASSIFICATION OF PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2002 AND 2001
(MILLIONS OF DOLLARS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2002	2001	2002	2001	2002	2001	2002	2001

Net Premiums Written	$536.1	$480.2	$1,577.4	$1,326.4	$451.2	$397.4	$2,564.7	$2,204.0

Increase in Unearned Premiums	27.5	38.8	141.6	86.2	31.4	20.5	200.5	145.5

Net Premiums Earned	508.6	441.4	1,435.8	1,240.2	419.8	376.9	2,364.2	2,058.5

Net Losses Paid	308.9	275.3	797.5	772.9	210.4	188.8	1,316.8	1,237.0

Increase (Decrease) in Outstanding Losses	37.4	46.4	96.6	83.6	44.0	38.3	178.0	168.3

Net Losses Incurred	346.3	321.7	894.1	856.5	254.4	227.1	1,494.8	1,405.3

Expenses Incurred	157.5	129.2	562.5	466.2	160.1	137.4	880.1	732.8

Dividends Incurred	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Statutory Underwriting Income (Loss)	$4.8	$(9.5)	$(20.8)	$(82.5)	$5.3	$12.4	$(10.7)	$(79.6)

Ratios After Dividends to Policyholders:

Loss	68.1%	72.9%	62.3%	69.1%	60.6%	60.2%	63.3%	68.3%

Expense	29.4	26.9	35.6	35.1	35.5	34.6	34.3	33.2

Combined	97.5%	99.8%	97.9%	104.2%	96.1%	94.8%	97.6%	101.5%

Premiums Written as a % of Total	5.9%	6.9%	17.5%	19.1%	5.0%	5.7%	28.4%	31.7%

	RESULTS EXCLUDING THE IMPACT OF THE SEPTEMBER 11, 2001 ATTACK:

Net Premiums Written		$480.2		$1,326.4		$397.4		$2,204.0

Net Premiums Earned		$441.4		$1,240.2		$376.9		$2,058.5

Net Losses Incurred		$316.7		$841.5		$217.1		$1,375.3

Underwriting Income (Loss)		$(4.5)		$(67.5)		$22.4		$(49.6)

Combined Ratio		98.7%		103.0%		92.2%		100.1%

The Property and Casualty underwriting results above reflect certain reclassifications to conform with the 2005 presentation. The worldwide totals are not affected.

THE CHUBB CORPORATION — WORLDWIDE
RECLASSIFICATION OF PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2002 AND 2001
(MILLIONS OF DOLLARS)

					Commercial		Commercial
	Commercial		Commercial		Workers’		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial
	2002	2001	2002	2001	2002	2001	2002	2001	2002	2001

Net Premiums Written	$1,030.0	$831.5	$1,214.4	$862.3	$553.2	$432.1	$986.2	$610.1	$3,783.8	$2,736.0

Increase in Unearned Premiums	103.1	39.9	169.8	26.9	53.0	23.9	199.8	43.4	525.7	134.1

Net Premiums Earned	926.9	791.6	1,044.6	835.4	500.2	408.2	786.4	566.7	3,258.1	2,601.9

Net Losses Paid	601.9	712.8	693.4	728.9	245.0	260.7	408.7	477.4	1,949.0	2,179.8

Increase (Decrease) in Outstanding Losses	(37.5)	62.6	664.9	(69.4)	55.4	25.7	78.9	191.2	761.7	210.1

Net Losses Incurred	564.4	775.4	1,358.3	659.5	300.4	286.4	487.6	668.6	2,710.7	2,389.9

Expenses Incurred	392.3	320.6	354.2	281.1	137.7	111.8	310.7	238.8	1,194.9	952.3

Dividends Incurred	0.0	0.0	0.0	0.0	34.1	23.4	0.0	0.0	34.1	23.4

Statutory Underwriting Income (Loss)	$(29.8)	$(304.4)	$(667.9)	$(105.2)	$28.0	$(13.4)	$(11.9)	$(340.7)	$(681.6)	$(763.7)

Ratios After Dividends to Policyholders:

Loss	60.9%	97.9%	130.0%	78.9%	64.5%	74.4%	62.0%	118.0%	84.1%	92.7%

Expense	38.1	38.6	29.2	32.6	26.5	27.4	31.5	39.1	31.9	35.1

Combined	99.0%	136.5%	159.2%	111.5%	91.0%	101.8%	93.5%	157.1%	116.0%	127.8%

Premiums Written as a % of Total	11.4%	11.9%	13.4%	12.4%	6.1%	6.2%	10.9%	8.8%	41.8%	39.3%

		RESULTS EXCLUDING THE IMPACT OF THE SEPTEMBER 11, 2001 ATTACK:

Net Premiums Written		$867.5		$862.3		$441.1		$615.1		$2,786.0

Net Premiums Earned		$827.6		$835.4		$417.2		$571.7		$2,651.9

Net Losses Incurred		$537.2		$629.5		$253.9		$445.3		$1,865.9

Underwriting Income (Loss)		$(30.2)		$(75.2)		$28.1		$(112.4)		$(189.7)

Combined Ratio		101.9%		108.0%		91.2%		116.7%		105.5%

The Property and Casualty underwriting results above reflect certain reclassifications to conform with the 2005 presentation. The worldwide totals are not affected.

The Property and Casualty underwriting results for 2002 include the effect of net losses of $741.1 million related to asbestos and toxic waste claims. Excluding the effect of the asbestos and toxic waste losses, the combined loss and expense ratio was 88.3% for Casualty and 93.0% for Total Commercial.

THE CHUBB CORPORATION — WORLDWIDE
RECLASSIFICATION OF PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2002 AND 2001
(MILLIONS OF DOLLARS)

	Professional				Total
	Liability		Surety		Specialty
	2002	2001	2002	2001	2002	2001
Net Premiums Written	$2,049.7	$1,608.2	$161.2	$133.1	$2,210.9	$1,741.3
Increase in Unearned Premiums	127.8	3.0	20.2	15.1	148.0	18.1

Net Premiums Earned	1,921.9	1,605.2	141.0	118.0	2,062.9	1,723.2

Net Losses Paid	991.6	858.0	29.4	17.8	1,021.0	875.8
Increase (Decrease) in Outstanding Losses	665.0	220.4	(105.9)	217.8	559.1	438.2

Net Losses Incurred	1,656.6	1,078.4	(76.5)	235.6	1,580.1	1,314.0

Expenses Incurred	543.1	449.1	72.7	66.6	615.8	515.7
Dividends Incurred	0.0	0.0	2.4	5.1	2.4	5.1

Statutory Underwriting Income (Loss)	$(277.8)	$77.7	$142.4	$(189.3)	$(135.4)	$(111.6)

Ratios After Dividends to Policyholders:
Loss	86.2%	67.2%	(55.2)%	208.7%	76.7%	76.5%
Expense	26.5	27.9	45.8	52.0	27.9	29.7

Combined	112.7%	95.1%	(9.4)%	260.7%	104.6%	106.2%

Premiums Written as a % of Total	22.6%	23.1%	1.8%	1.9%	30.1%	29.2%

RESULTS EXCLUDING THE IMPACT OF THE SEPTEMBER 11, 2001 ATTACK:

Net Premiums Written	$1,608.2	$133.1	$1,741.3

Net Premiums Earned	$1,605.2	$118.0	$1,723.2

Net Losses Incurred	$1,077.4	$235.6	$1,313.0

Underwriting Income (Loss)	$78.7	$(189.3)	$(110.6)

Combined Ratio	95.1%	260.7%	106.1%

The Property and Casualty underwriting results above reflect certain reclassifications to conform with the 2005 presentation. The worldwide totals are not affected.

The Property and Casualty underwriting results for 2002 include the effect of a net benefit of $88 million related to Enron Surety bond losses. Excluding the effect of Enron, the combined loss and expense ratio was 54.1% for Surety and 108.9% for Total Specialty.

The Property and Casualty underwriting results for 2001 include the effect of net losses of $220 million related to Enron Surety bond losses. Excluding the effect of the September 11 attack and Enron, the combined loss and expense ratio was 65.8% for Surety and 93.3% for Total Specialty.

THE CHUBB CORPORATION — WORLDWIDE
RECLASSIFICATION OF PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2002 AND 2001
(MILLIONS OF DOLLARS)

	Total		Reinsurance		Worldwide
	Insurance		Assumed		Total
	2002	2001	2002	2001	2002	2001
Net Premiums Written	$8,559.4	$6,681.3	$487.9	$280.2	$9,047.3	$6,961.5
Increase in Unearned Premiums	874.2	297.7	87.8	7.4	962.0	305.1

Net Premiums Earned	7,685.2	6,383.6	400.1	272.8	8,085.3	6,656.4

Net Losses Paid	4,286.8	4,292.6	145.9	106.4	4,432.7	4,399.0
Increase (Decrease) in Outstanding Losses	1,498.8	816.6	133.1	141.8	1,631.9	958.4

Net Losses Incurred	5,785.6	5,109.2	279.0	248.2	6,064.6	5,357.4

Expenses Incurred	2,690.8	2,200.8	131.8	60.0	2,822.6	2,260.8
Dividends Incurred	36.5	28.5	0.0	0.0	36.5	28.5

Statutory Underwriting Income (Loss)	$(827.7)	$(954.9)	$(10.7)	$(35.4)	(838.4)	(990.3)

Increase in Deferred Acquisition Costs					212.5	86.8

GAAP Underwriting Income (Loss)					$(625.9)	$(903.5)

Ratios After Dividends to Policyholders:
Loss	75.6%	80.4%	69.7%	91.0%	75.4%	80.8%
Expense	31.6	33.1	27.0	21.4	31.3	32.6

Combined	107.2%	113.5%	96.7%	112.4%	106.7%	113.4%

Premiums Written as a % of Total	94.6%	96.0%	5.4%	4.0%	100.0%	100.0%

RESULTS EXCLUDING THE IMPACT OF THE SEPTEMBER 11, 2001 ATTACK:

Net Premiums Written	$6,731.3	$200.2	$6,931.5

Net Premiums Earned	$6,433.6	$192.8	$6,626.4

Net Losses Incurred	$4,554.2	$138.2	$4,692.4

Underwriting Income (Loss)	$(349.9)	$(5.4)	$(355.3)

Combined Ratio	103.9%	101.7%	103.9%

The Property and Casualty underwriting results above reflect certain reclassifications to conform with the 2005 presentation. The worldwide totals are not affected.

The Property and Casualty underwriting results for 2002 include the effect of net losses of $741.1 million related to asbestos and toxic waste claims and net benefit of $88 million related to Enron Surety bond losses. Excluding the effect of the asbestos and toxic waste losses and Enron, the combined loss and expense ratio was 98.7% for Total Insurance and 98.5% for Worldwide Total.

The Property and Casualty underwriting results for 2001 include the effect of net losses of $220 million related to Enron Surety bond losses. Excluding the effect of the September 11 attack and Enron, the combined loss and expense ratio was 100.5% for Total Insurance and Worldwide Total.

THE CHUBB CORPORATION — WORLDWIDE
RECLASSIFICATION OF PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2002 AND 2001
(MILLIONS OF DOLLARS)

					Worldwide
	United States		Foreign		Total
	2002	2001	2002	2001	2002	2001
Net Premiums Written	$7,502.6	$5,744.5	$1,544.7	$1,217.0	$9,047.3	$6,961.5
Increase in Unearned Premiums	838.1	245.7	123.9	59.4	962.0	305.1

Net Premiums Earned	6,664.5	5,498.8	1,420.8	1,157.6	8,085.3	6,656.4

Net Losses Paid	3,912.1	3,753.2	520.6	645.8	4,432.7	4,399.0
Increase (Decrease) in Outstanding Losses	1,137.8	787.5	494.1	170.9	1,631.9	958.4

Net Losses Incurred	5,049.9	4,540.7	1,014.7	816.7	6,064.6	5,357.4

Expenses Incurred	2,240.1	1,767.4	582.5	493.4	2,822.6	2,260.8
Dividends Incurred	36.5	28.5	0.0	0.0	36.5	28.5

Statutory Underwriting Income (Loss)	$(662.0)	$(837.8)	$(176.4)	$(152.5)	(838.4)	(990.3)

Increase in Deferred Acquisition Costs					212.5	86.8

GAAP Underwriting Income (Loss)					$(625.9)	$(903.5)

Ratios After Dividends to Policyholders:
Loss	76.2%	83.0%	71.4%	70.6%	75.4%	80.8%
Expense	30.0	30.9	37.7	40.5	31.3	32.6

Combined	106.2%	113.9%	109.1%	111.1%	106.7%	113.4%

Premiums Written as a % of Total	82.9%	82.5%	17.1%	17.5%	100.0%	100.0%

RESULTS EXCLUDING THE IMPACT OF THE SEPTEMBER 11, 2001 ATTACK:

Net Premiums Written	$5,714.5	$1,217.0	$6,931.5

Net Premiums Earned	$5,468.8	$1,157.6	$6,626.4

Net Losses Incurred	$3,917.2	$ 775.2	$4,692.4

Underwriting Income (Loss)	$ (244.3)	$ (111.0)	$(355.3)

Combined Ratio	103.1%	107.5%	103.9%